EXHIBIT 1
                             JOINT FILING STATEMENT
                     STATEMENT PURSUANT TO RULE 13D-1(K)(1)

     The undersigned hereby consent and agree to file a joint statement on
Schedule 13G under the Securities Exchange Act of 1934, as amended, with respect to the common stock of Zynerba Pharmaceuticals, Inc. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(k)(1)(iii) as an exhibit to Schedule 13G, thereby incorporating the same into such Schedule 13G.

                                      Ethan Benovitz

                                         August 14, 2015
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                                        Date

                                        /S/ ETHAN BENOVITZ
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                                        Signature


                                       Jaime Hartman

                                         August 14, 2015
                                        -----------------
                                        Date

                                        /S/ JAIME HARTMAN
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                                        Signature


                                        G-TEN Partners LLC

                                         August 14, 2015
                                        -----------------
                                        Date

                                        /S/ ETHAN BENOVITZ
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                                        Signature

                                        Ethan Benovitz/Managing Member
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                                        Name/Title